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                                                                   EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 29, 1999, except for
Note 16, as to which the date is March 31, 1999 relating to the financial statements, which appears in Digital Lightwave, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                           /s/ PricewaterhouseCoopers LLP
                                           ------------------------------
                                               PricewaterhouseCoopers LLP


January 7, 2000
Tampa, Florida